United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 14, 2023

Date of Report (Date of earliest event reported)

Prime Number Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41394	86-2378484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1129 Northern Blvd, Suite 404 Manhasset, NY	11030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 347-329-1575

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, on-half of one Warrant and one Right	PNACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	PNAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PNACW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for on-eighth (1/8) of one share of Class A Common Stock at the closing of a business combination	PNACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on December 29, 2022, Prime Number Acquisition I Corp., a Delaware corporation (“we”, “us”, “our”, “PNAC” or the “Company”) entered into a Business Combination Agreement, dated December 29, 2022 (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), with Prime Number Holding Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Prime Number Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo (“Merger Sub”), Prime Number New Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“New SubCo”), NOCO-NOCO PTE. LTD., a Singapore private company limited by shares (“noco-noco”), and certain shareholders of noco-noco collectively holding a controlling interest (together with other shareholders of noco-noco subsequently joining the transactions, the “Sellers”), pursuant to which PNAC is proposing to enter into a business combination with noco-noco involving a merger and a share exchange, among which: (i) Merger Sub will merger with and into PNAC, with PNAC as the surviving entity and a wholly-owned subsidiary of PubCo (the “Merger”), (ii) New SubCo will acquire all of the issued and outstanding shares of noco-noco from the Sellers, and in exchange, PubCo will issue to the Sellers the ordinary shares of PubCo, with noco-noco becoming a subsidiary of New SubCo and an indirect subsidiary of PubCo (the “Share Exchange”, and together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). Upon the consummation of the Business Combination, each of PNAC and noco-noco would become a subsidiary of PubCo, and PNAC stockholders and the Sellers would receive ordinary shares, par value $0.0001 per share, of PubCo (“PubCo Ordinary Shares”) as consideration and become the shareholders of PubCo.

ELOC Purchase Agreement with Arena

On August 14, 2023, PubCo entered into a purchase agreement (the “ELOC Purchase Agreement”) with ARENA BUSINESS SOLUTIONS GLOBAL SPC II, LTD on behalf of and for the account of SEGREGATED PORTFOLIO #9 – SPC #9 (“Arena”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, PubCo has the right to direct Arena to purchase up to an aggregate of $150,000,000 of PubCo Ordinary Shares over the 36-month term of the ELOC Purchase Agreement. Under the ELOC Purchase Agreement, after the satisfaction of certain commencement conditions, including, without limitation, the effectiveness of the Registration Statement (as defined in the ELOC Purchase Agreement), PubCo has the right to present Arena with an advance notice (each, an “Advance Notice”) directing Arena to purchase any amount of PubCo Shares (each, an “Advance”) up to the Maximum Advance Amount (as defined herein).

The “Maximum Advance Amount” is calculated as follows: (a) if the Advance Notice is received by 8:30 a.m. Eastern Time, the lower of: (i) an amount equal to forty percent (40%) of the average of the Daily Value Traded of the PubCo Ordinary Shares on the ten (10) trading days immediately preceding an Advance Notice, or (ii) $10 million, (b) if the Advance Notice is received after 8:30 a.m. Eastern Time but on or prior to 10:30 a.m. Eastern Time, the lower of (i) an amount equal to thirty percent (30%) of the average of the Daily Value Traded of Ordinary Shares on the ten (10) trading days immediately preceding an Advance Notice, or (ii) $6 million, and (c) if the Advance Notice is received after 10:30 a.m. Eastern Time but on or prior to 12:30 p.m. Eastern Time, the lower of: (i) an amount equal to twenty percent (20%) of the average of the Daily Value Traded of the Ordinary Shares on the ten (10) trading days immediately preceding an Advance Notice, or (ii) $3 million. For purposes hereof, “Daily Value Traded” is the product obtained by multiplying the daily trading volume of PubCo’s Ordinary Shares on the Principal Market (as defined in the ELOC Purchase Agreement) during regular trading hours as reported by Bloomberg L.P., by the VWAP for such trading day. For the avoidance of doubt, the daily trading volume will include all trades on the Principal Market during regular trading hours.

The number of shares that PubCo can issue to Arena from time to time under the ELOC Purchase Agreement will be subject to the Ownership Limitation (as defined in the ELOC Purchase Agreement), the Registration Limitation (as defined in the ELOC Purchase Agreement) and the Exchange Cap (as defined in the ELOC Purchase Agreement).

So long as the Market Price (as defined herein) is not below the floor price of $1.00 per Ordinary Share (adjusted for any reorganization, recapitalization, non-cash dividend, share split or other similar transaction), PubCo, at its sole and exclusive option, may issue and sell to Arena, and Arena will purchase PubCo Ordinary Shares on the terms set out in the ELOC Purchase Agreement. “Market Price” means the simple average of the daily VWAP (as defined in the ELOC Purchase Agreement) of the Ordinary Shares during the pricing period of one (1) trading day, as notified by PubCo to Arena in the applicable Advance Notice, commencing on the Advance Notice Date. An Advance Notice will be deemed delivered on the day it is received by Arena if such notice is received by email on or prior to 12:30 p.m. Eastern Time (or later if waived by Arena in its sole discretion).

PubCo will control the timing and amount of sales of PubCo Ordinary Shares to Arena. Arena has no right to require any sales by PubCo, and is obligated to make purchases from PubCo as directed solely by PubCo in accordance with the ELOC Purchase Agreement.

The ELOC Purchase Agreement provides that PubCo will not be required or permitted to issue, and Arena will not be required to purchase, any PubCo Ordinary Shares under the ELOC Purchase Agreement if after giving effect to such purchase and sale the aggregate number of PubCo Ordinary Shares issued under the ELOC Purchase Agreement would exceed 19.99% of the then outstanding PubCo Ordinary Shares before such proposed purchase and sale (the “Exchange Cap”); provided further that, the Exchange Cap will not apply if PubCo’s shareholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the Principal Market.

Arena has made the representation and warranty as of the date of the ELOC Purchase Agreement and as of each Advance Notice Date and each Advance Date that neither Arena nor its affiliates has any open short position in the PubCo Ordinary Shares, nor has Arena entered into any hedging transaction that establishes a net short position with respect to the PubCo Ordinary Shares, and Arena agrees that it will not, and that it will cause its affiliates not to, engage in any short sales or hedging transactions with respect to the PubCo Ordinary Shares.

Within twenty (20) business days after the consummation of the Business Combination (the “Filing Date”) or such later date as mutually agreed to in writing by Arena and PubCo prior to the Filing Date, PubCo will prepare and file with the SEC a registration statement for the resale by Arena of PubCo Ordinary Shares (the “Registration Statement”) and will file one or more additional registration statements for the resale by Arena of PubCo Ordinary Shares, if necessary. PubCo acknowledges and agrees that it will not have the ability to request any Advances until the effectiveness of a registration statement registering the applicable PubCo Ordinary Shares for resale by Arena.

In consideration for Arena’s execution and delivery of the ELOC Purchase Agreement, PubCo will, in its sole discretion, either pay in cash, or issue to Arena, as a commitment fee, that number of PubCo Ordinary Shares having an aggregate dollar value equal to $3,000,000 (the “Commitment Fee Shares”) within thirty (30) calendar days of the closing of the Business Combination in the case of a cash settlement, or promptly (but in no event later than one (1) trading day) after the effectiveness of the Registration Statement in the case of settlement in PubCo Ordinary Shares; provided however, that PubCo must elect in writing, within ten (10) business days of the closing of the Business Combination, to pay such commitment fee in PubCo Ordinary Shares.

If PubCo elects to issue PubCo Ordinary Shares, the Commitment Fee Shares will be subject to a true-up after the initial issuance pursuant to paragraph above whereby PubCo will deliver irrevocable instructions to its transfer agent to electronically transfer to Arena or its designee(s) that number of PubCo Ordinary Shares having an aggregate dollar value equal to $3,000,000 based on the lower of (A) the per PubCo Ordinary Share price, which price will be equal to the simple average of the daily VWAP of the PubCo Ordinary Shares during the ten (10) trading days immediately preceding the effectiveness of the Registration Statement (the “Commitment Fee Share Price”) and (B) the lower of (i) the simple average of the three (3) lowest intraday trade prices over the twenty (20) trading days after (and not including) the date of effectiveness of the Registration Statement and (ii) the closing price on the twentieth (20th) trading day after the effectiveness of the Registration Statement. PubCo will therefore promptly (but in no event later than one (1) trading day) issue to PubCo the Commitment Fee Shares based on the Commitment Fee Share Price upon effectiveness of the Registration Statement, and will, if applicable, issue additional Commitment Fee Shares to Arena promptly (but in no event later than one (1) trading day after the end of the pricing period described in the preceding clause (i)).

The ELOC Purchase Agreement may also be terminated by PubCo at any time upon five (5) trading days’ prior written notice to Arena; provided that (i) there are no outstanding Advance Notices, the PubCo Ordinary Shares under which have yet to be issued, and (ii) PubCo has paid all amounts owed to Arena pursuant to the ELOC Purchase Agreement.

The foregoing description of the ELOC Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text the ELOC Purchase Agreement, which is filed as Exhibit 10.3 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth above in Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein. The Shares that may be issued pursuant to the PubCo Ordinary Shares that may be issued pursuant to the ELOC Purchase Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 8.01.	Other Events.

The secretary of the Company, Sarah Gu is the daughter of Ms. Qinyun Wang, an independent director of the Company. As previously disclosed, Ms. Gu joined the Company in May 2021 as its secretary to solely provide administrative support at the request of the Company’s management and is not considered an executive officer of the Company. Ms. Gu acquired 150,000 founder shares from the sponsor of the Company in connection with the Company’s initial public offering, and has not received or will receive any compensation from the Company.

Forward-Looking Statements

This Current Report on Form 8-K certain contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of Exchange Act that are based on beliefs and assumptions and on information currently available to PNAC, noco-noco or PubCo. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the proposed business combination, the benefits and synergies of the proposed business combination, the markets in which Noco-Noco operates as well as any information concerning possible or assumed future results of operations of the combined company after the consummation of the proposed business combination, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of PNAC, noco-noco and PubCo believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of PNAC, noco-noco and PubCo caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. None of PNAC, noco-noco and PubCo can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from PNAC’s stockholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by PNAC’s public stockholders, costs related to the Business Combination, the impact of the global COVID-19 pandemic, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties. There may be additional risks that none of PNAC, noco-noco and PubCo presently know or that PNAC, noco-noco or PubCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by PNAC, noco-noco or PubCo, and their respective directors, officers or employees or any other person that PNAC, noco-noco or PubCo will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent the views of PNAC, noco-noco or PubCo as of the date of this communication. Subsequent events and developments may cause those views to change. However, while PNAC, noco-noco and PubCo may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of PNAC, noco-noco or PubCo as of any date subsequent to the date of this communication.

Additional Information and Where to Find It

This communication relates to the proposed Business Combination involving PNAC and noco-noco. This communication may be deemed to be solicitation material in respect of the proposed Business Combination. On May 17, 2023, a proxy statement/prospectus on Form F-4 (together with such subsequent amendments thereto, if any, the “F-4”) was filed publicly by the PubCo with the SEC in connection with the Business Combination which was declared effective by the SEC on July 15, 2023. The information in the Form F-4 may be changed. PNAC also intends to file other relevant documents with the SEC regarding the proposed Business Combination. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. PNAC’s stockholders and other interested persons are advised to read the F-4 and the amendments thereto and other documents filed in connection with the Business Combination, as these materials will contain important information about Noco-Noco, PNAC, PubCo and the Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, INVESTORS AND STOCKHOLDERS OF TLG AND INVESTORS AND STOCKHOLDERS OF ELECTRIQ AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

The proxy statement/prospectus and other relevant materials for the Business Combination is first being mailed to stockholders of PNAC on or about July 25, 2023. Such stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to PNAC at its principal executive offices at c/o 1129 Northern Blvd, Suite 404, Manhasset, NY 11030, United States.

Participants in Solicitation

noco-noco, PNAC, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of PNAC’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of PNAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus on Form F-4 to be filed with the SEC.

Safe Harbor Statement

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and will not constitute an offer to sell or a solicitation of an offer to buy the securities of PNAC, the PubCo or Noco-Noco, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act.

No Offer or Solicitation

This Current Report will not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibit No.	Description
10.1	Purchase Agreement, dated August 14, 2023, by and among Prime Number Holding Limited and ARENA BUSINESS SOLUTIONS GLOBAL SPC II, LTD on behalf of and for the account of SEGREGATED PORTFOLIO #9 – SPC #9
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prime Number Acquisition I Corp.

Date: August 14, 2023	By:	/s/ Dongfeng Wang
Name: Dongfeng Wang
Title: Chief Executive Officer